UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 15, 2019
(Date of earliest event reported)

ALASKA AIR GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8957	91-1292054
(Commission File Number)	(IRS Employer Identification No.)

19300 International Boulevard, Seattle, Washington	98188
(Address of Principal Executive Offices)	(Zip Code)

(206) 392-5040
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.  Submission of Matters to a Vote of Security Holders.

(a)	Alaska Air Group, Inc.'s (the "Company") Annual Meeting of Stockholders was held on May 9, 2019.

(b)
At the Annual Meeting, all 11 director nominees were elected for one-year terms expiring on the date of the Annual Meeting in 2020.  The results of the voting with respect to the election of directors were as follows:

Proposal 1.  Election of nominees for the Board of Directors:

Board Nominees	For	Against	Abstain	Broker Non Votes
Patricia M. Bedient	91,960,634	2,132,270	92,663	17,615,302
James A. Beer	93,007,253	1,072,343	105,971	17,615,302
Marion C. Blakey	93,303,204	777,252	105,111	17,615,302
Phyllis J. Campbell	91,908,747	2,183,652	93,168	17,615,302
Raymond L. Conner	93,716,599	361,071	107,897	17,615,302
Dhiren R. Fonseca	93,822,897	252,515	110,155	17,615,302
Susan J. Li	93,847,824	242,693	95,050	17,615,302
Helvi K. Sandvik	93,742,418	336,292	106,857	17,615,302
J. Kenneth Thompson	91,531,299	2,543,304	110,964	17,615,302
Bradley D. Tilden	92,789,141	1,291,462	104,964	17,615,302
Eric K. Yeaman	74,479,508	19,534,469	171,590	17,615,302

The results of voting on Proposals 2 through 6 were as follows:

Proposal 2.  A board proposal seeking an advisory vote to approve the compensation of the Company’s Named Executive Officers:

Number of Votes
For	91,274,857
Against	2,646,126
Abstain	264,584
Broker Non-votes	17,615,302

Proposal 3.  A board proposal seeking ratification of the appointment of KPMG LLP as the Company’s independent registered public accountants for fiscal year 2019:

Number of Votes
For	110,362,130
Against	1,079,212
Abstain	359,527
Broker Non-votes	N/A

Proposal 4.  A board proposal seeking the approval of the amendment of the Alaska Air Group, Inc. Employee Stock Purchase Plan:

Number of Votes
For	93,451,474
Against	591,050
Abstain	143,043
Broker Non-votes	17,615,302

Proposal 5.  A stockholder proposal regarding disclosure of political spending:

Number of Votes
For	40,659,709
Against	52,877,617
Abstain	648,241
Broker Non-votes	17,615,302

Proposal 6.  A stockholder proposal regarding proxy access bylaws:

Number of Votes
For	29,537,630
Against	64,307,003
Abstain	340,934
Broker Non-votes	17,615,302

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALASKA AIR GROUP, INC.
Registrant

Date: May 15, 2019

/s/ Kyle B. Levine
Kyle B. Levine
Vice President Legal, General Counsel and Corporate Secretary